SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                         -------------------------------



                        Date of Report (Date of earliest
                         event reported) August 18, 1999



                                Mallinckrodt Inc.
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               (Exact Name of Registrant as Specified in Charter)



   New York                  1-00483                  36-1263901
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 (State of          (Commission File Number)      (IRS Employer
incorporation)                                    Identification No.)


675 McDonnell Boulevard, St. Louis, Missouri                  63134
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  (Address of principal executive offices)                  (Zip Code)


                                 (314) 654-2000
                         -------------------------------
                         (Registrant's telephone number,
                              including area code)

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Item 5.  Other Events.
         ------------

         The Board of Directors of Mallinckrodt Inc. ("Mallinckrodt") amended Mallinckrodt's by-laws (the "By-Laws") on August 18, 1999 (the "By-Law Amendments"). The By-Law Amendments modify Article I by amending Sections 1, 3, 4, 5 and 6 and by adding a new Section 7. The foregoing description is qualified in its entirety by reference to the By-Law Amendments, which are attached as an exhibit hereto and are incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial
         -----------------------------------------
Information and Exhibits.
------------------------

(a) Exhibits.

Exhibit No.             Description
-----------             -----------

    99                  Amendments to Mallinckrodt's By-Laws, dated
                        August 18, 1999

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     MALLINCKRODT INC.



                                     By  /s/ ROGER A. KELLER
                                        --------------------------
                                        Name: Roger A. Keller
                                        Title: Vice President,
                                               General Counsel and
                                               Secretary




Date: August 19, 1999